File No. 333-114788
                                                 Filed Pursuant to Rule 497(e)
                                              under the Securities Act of 1933

                                                              SEPTEMBER 15, 2014


                    PIONEER IBBOTSON ASSET ALLOCATION SERIES

                 PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND

SUPPLEMENT TO THE DECEMBER 1, 2013 PROSPECTUS AND SUMMARY PROSPECTUS, AS IN
                EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME

Pioneer Investment Management, Inc. ("Pioneer") will assume direct responsibility for the day-to-day management of each of the Pioneer Ibbotson Allocation funds (the "Funds") on or about November 14, 2014. Each Fund's asset allocation strategies will be modified in connection with Pioneer's assumption of day-to-day management responsibilities for each Fund.


Currently, Pioneer, the Funds' investment adviser, oversees the Funds' operations and supervises Ibbotson Associates, Inc. ("Ibbotson") as investment subadviser to each Fund. Ibbotson will continue to serve as the Funds' subadviser until Pioneer assumes day-to-day management responsibilities for the Funds.


REORGANIZATION OF PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND


The Board of Trustees of Pioneer Ibbotson Allocation Series has approved the reorganization of Pioneer Ibbotson Aggressive Allocation Fund into Pioneer Ibbotson Growth Allocation Fund (the "Reorganization"). The Reorganization does not require shareholder approval. The Reorganization is expected be completed on or about November 14, 2014. The funds have similar investment objectives and investment policies. The investment strategies and portfolio management team of Pioneer Ibbotson Growth Allocation Fund following completion of the Reorganization are discussed below. The pro forma expenses payable by Pioneer Ibbotson Growth Allocation Fund following completion of the Reorganization are expected to be no higher than the expenses of Pioneer Ibbotson Aggressive Allocation Fund. The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either Fund or its shareholders as a direct result of the Reorganization. Additional information regarding the Reorganization will be sent to the shareholders of Pioneer Ibbotson Aggressive Allocation Fund.


MODIFIED APPROACH TO ASSET ALLOCATION STRATEGIES FOR:
oPIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND oPIONEER IBBOTSON MODERATE ALLOCATION FUND oPIONEER IBBOTSON GROWTH ALLOCATION FUND


These three Funds will continue to operate as funds of funds after Pioneer assumes day-to-day management responsibilities for each Fund, and each Fund will continue to seek to achieve its investment objectives mainly by investing in other funds. There will be no changes to the Funds' investment objectives.


However, each Fund's name and asset allocation strategies will change in connection with Pioneer's assumption of day-to-day management responsibilities. Under Pioneer's new asset allocation approach, Pioneer will consider each Fund's risk profile (as measured by volatility) in selecting investments, without relying on fixed asset class ranges. The Funds will invest in a broader range of funds, including non-Pioneer funds and exchange-traded funds. As part of its overall strategy, each Fund also may use derivatives, including in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates or to increase the Fund's return as a non-hedging strategy.

The Funds' names will be changed as follows to reflect the new asset allocation approach:


CURRENT NAME                                         NEW NAME
    Pioneer Ibbotson Conservative Allocation Fund    Pioneer Multi-Asset Allocator Conservative Fund
    Pioneer Ibbotson Moderate Allocation Fund        Pioneer Multi-Asset Allocator Balanced Fund
    Pioneer Ibbotson Growth Allocation Fund          Pioneer Multi-Asset Allocator Growth Fund

ASSET ALLOCATION PROCESS


Effective upon Pioneer's assumption of direct responsibility for the day-to-day management of each Fund, each Fund's allocation strategies will be as follows:


Through investments in underlying funds, each Fund allocates its assets among the broad asset classes of equity, fixed income and short-term (money market) investments. Each Fund also may invest in underlying funds with exposure to non-traditional - so-called "alternative"- asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral or relative value strategies.


Each Fund invests mainly in funds managed by Pioneer or one of its affiliates. Each Fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund. Each Fund's allocations among underlying funds will vary over time. The investment adviser allocates each Fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation, tactical asset allocation and fund selection. As part of its overall strategy, each Fund may use derivatives in an effort to limit the effects of volatility (the variability of returns from one period to the next) or severe market events, to seek incremental return, and for a variety of other hedging and non-hedging purposes.


Pioneer selects investments it believes will perform well over time while maintaining a level of volatility corresponding to its risk/return profile, targeting an annualized volatility level for each Fund as follows:


RENAMED FUND                                                ANNUALIZED VOLATILITY LEVEL
         Pioneer Multi-Asset Allocator Conservative Fund    Approximately 3% - 7.5%
         Pioneer Multi-Asset Allocator Balanced Fund        Approximately 6% - 12.5%
         Pioneer Multi-Asset Allocator Growth Fund          Approximately 10% - 18%

Due to market conditions and other factors, the actual or realized volatility of a Fund for any particular period of time may be materially higher or lower than the target level. Higher volatility generally indicates higher risk.


Pioneer allocates each Fund's assets among underlying funds and other investments based on strategic positioning and tactical considerations, taking into account both broad economic and market factors and factors specific to particular investments. Pioneer considers the relative return potential of investments in view of their expected relative risk, including potential volatility and drawdown risk (the risk of significant loss, measured from peak value) among other risks. The goal of this process is to identify a combination of investments with the potential to provide total return consistent with the Fund's overall risk/return profile. Investments typically are sold - and derivatives-based strategies unwound - when Pioneer's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.


Pioneer's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. Pioneer also analyzes the fund's investment strategies, investment process and portfolio management team.


Each Fund may, but is not required to, use derivatives, including futures, options, forward foreign currency exchange contracts and swaps.

Pioneer may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not generally correlated with directional, market-oriented return. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return.


Each Fund also may use derivatives for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Each Fund may chose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


PORTFOLIO MANAGEMENT


Effective upon Pioneer's assumption of direct responsibility for the day-to-day management of each Fund, the following members of Pioneer's fund-of-funds team will serve as each Fund's portfolio managers:


John O'Toole is the Head of Multi-Asset Fund Solutions at Pioneer. Mr. O'Toole is responsible for the management of asset allocation portfolios and the full range of multi-asset products (fund of funds, segregated accounts and unit-linked). As a member of the Strategy Committee, he formulates top-down, macro asset allocation positioning. In addition, the Multi-Asset Fund Solutions team is responsible for strategy selection across all asset classes, as well as manager appraisal and selection in the construction of multi-asset and multi-manager portfolios. Mr. O'Toole joined Pioneer in 2005. Mr. O'Toole has worked in the investment industry since 1995.


Paul Weber leads the Fund Research and Manager Selection team. Prior to joining the team in 2004, Mr. Weber worked on special projects with the Portfolio Analytics team. Mr. Weber's primary areas of coverage include equity strategies in Japan as well as global asset allocation strategies. Mr. Weber has a secondary focus on global bonds, European and Asian equity strategies. Mr. Weber joined Pioneer in 2002.


Salvatore Buono is Head of Strategy Alignment and Structured Products within the Multi-Asset Fund Solutions team. In his role, he has oversight of portfolio positioning ensuring alignment of investment strategies across a broad range of products. Mr. Buono also oversees the trade management process, including liquidity and risk assessments for all proposed investment strategies. Mr. Buono joined Pioneer in 2008.


MANAGEMENT FEES


Effective upon Pioneer's assumption of day-to-day management responsibilities, Pioneer's annual fee for each Fund will be equal to: 0.13% of the Fund's average daily net assets, up to $2.5 billion; 0.11% of the Fund's average daily net assets, from over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets, from over $4 billion up to $5.5 billion; 0.08% of the Fund's average daily net assets, over $5.5 billion.

EXPENSE LIMITATIONS


The modifications to each Fund are not expected to increase the expense ratio of any class of a Fund. Furthermore, effective upon Pioneer's assumption of day-to-day management responsibilities, each Fund's contractual expense limitation will be as follows:


FUND                                               CLASS    EXPENSE LIMIT    EXPIRATION
------------------------------------------------- -------  ---------------  -----------
                                                     A         0.70%          12/1/15
 Pioneer Multi-Asset Allocator Conservative Fund
                                                     C         1.45%          12/1/15
                                                     A         0.70%          12/1/15
 Pioneer Multi-Asset Allocator Balanced Fund
                                                     C         1.45%          12/1/15
                                                     A         0.70%          12/1/15
 Pioneer Multi-Asset Allocator Growth Fund
                                                     C         1.45%          12/1/15

                                                                   28043-00-0914
                                 (Copyright)2014 PIONEER FUNDS DISTRIBUTOR, INC.
                                             UNDERWRITER OF PIONEER MUTUAL FUNDS
                                                                    MEMBER SIPC